Filed pursuant to Rule 497(c)

File Nos. 333-135544 and 811-21922

Prospectus

May 1, 2010

RS Variable Products Trust

RS Investment Quality Bond VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information	2

Additional Information About Principal Risks	7

Summary Information

RS Investment Quality Bond VIP Series

Investment Objective

To seek a high level of current income and capital appreciation without undue risk to principal.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	0.50%	N/A	0.08%	0.58%

Example. This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the operating expenses remain the same as those shown above under “Total Annual Fund Operating Expenses.” The Example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy that offers shares of the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class I Shares	$59	$186	$324	$726

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 153% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The Series invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

The Series’ investment team allocates the Series’ investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another. Within sector allocations, the Series’ investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.

The Series seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.

The Series normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Group Baa3, or BBB-, respectively, or higher or, if unrated, that has been determined by the Series’ investment team to be of comparable quality. The Series may invest in lower-rated debt securities, commonly known as “high-yield” securities or “junk bonds”; normally, less than 10% of the Series’ assets will be invested in lower-rated securities.

The Series may also invest up to 10% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Series may invest without limit in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series also may enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

The Series may invest in loans or other investments that have economic characteristics similar to loans, of any maturity and credit quality. If the Series invests in loans, the Series’ investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Series, which may affect its ability to assess the loans as compared to investors that do receive such information.

RS Investment Quality Bond VIP Series	Prospectus	• • •	03

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Series’ shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Series’ performances, accelerate the realization of taxable income to shareholders, and increase transaction costs. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater

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Best Quarter
Third Quarter 2009	5.31%

Worst Quarter
Second Quarter 2004	-2.57%

than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Agent Insolvency Risk

In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Collateral Impairment Risk

The terms of the senior secured corporate loans and corporate debt securities in which a Series may invest require that collateral be maintained to support payment of the obligation. However, the value of the collateral may decline after the Series invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Series. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Series’ access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Series might not receive payments to which it is entitled.

Series Performance

The bar chart below and table on the next page provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past 10 calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series is the successor to The Guardian Bond Fund, Inc., a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and the table includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianinvestor.com.

Annual Total Return for Class I Shares

(calendar year-end)

RS Investment Quality Bond VIP Series	Prospectus	• • •	05

Average Annual Total Returns

(periods ended 12/31/09)

	1 Year	5 Years	10 Years	Since Inception (5/1/83)
Class I Shares	11.20%	4.82%	6.12%	7.69%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	8.18%

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. Since inception performance of the index is measured from April 30, 1983, the month end prior to the Series’ commencement of operations.

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Sub-Adviser

Guardian Investor Services LLC

Investment Team

Howard W. Chin, Co-Portfolio Manager, has managed the Series since 1998. Robert J. Crimmins, Jr., Co-Portfolio Manager, has managed the Series since 2004.

Tax Information

The Series normally distributes its net investment income and net realized capital gains, if any, to the Series’ shareholders, including The Guardian Insurance & Annuity Company, Inc. These distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s Web site for more information.

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Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objectives, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objectives and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Agent Insolvency Risk

In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Collateral Impairment Risk

The terms of the senior secured corporate loans and corporate debt securities in which a Series may invest require that collateral be maintained to support payment of the obligation. However, the value of the collateral may decline after the Series invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Series. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Series’ access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Series might not receive payments to which it is entitled.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer matur-

RS Investment Quality Bond VIP Series	Prospectus	• • •	07

ities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Series may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the

08	• • •	Prospectus	RS Investment Quality Bond VIP Series

Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See “Investments and Risks” in the Statement of Additional Information for more information.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in “Investments and Risks” in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when GIS would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility

RS Investment Quality Bond VIP Series	Prospectus	• • •	09

or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset- backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower- than- expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Ser-

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ies’ investment return. Such sales may result in the realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques described in this section, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Credit Derivatives

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information.

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objectives.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party.

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In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. Whenever the Series enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose value equals or exceeds the amount of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If GIS misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If GIS determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Loan Prepayment Risk

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, which may require the Series to reinvest in lower-yielding securities. This may adversely affect the Series’ net asset value. However, when loans are trading below par value, prepayments may benefit the Series.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if GIS misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

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Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for GIS to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by GIS in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objectives.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport

RS Investment Quality Bond VIP Series	Prospectus	• • •	013

with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in investment-grade debt securities may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. If the Series experiences a decline in average net assets due to market volatility or other factors, the Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $13.9 billion in assets as of December 31, 2009. GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Subject to such policies as the Trustees may determine, GIS furnishes a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker- dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2009, the aggregate advisory fee paid to RS Investments by the Series was 0.50% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the

014	• • •	Prospectus	RS Investment Quality Bond VIP Series

subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Investment Team Biographical Information

Howard W. Chin has been a co-portfolio manager of the Series since 1998.* Howard is also a co-portfolio manager of the RS Low Duration Bond VIP Series, another series of the Trust. Howard has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, he spent four years as a strategist at Goldman Sachs & Company. Howard earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr., has been a co-portfolio manager of the Series since 2004.* Mr. Crimmins is also a co-portfolio manager of the RS Low Duration Bond VIP Series, another series of the Trust. Robert has been a managing director of Guardian Life since 2004. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that he was an assistant vice president of fixed-income investments of Guardian Life. He holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	determined by the Securities and Exchange Commission.

RS Investment Quality Bond VIP Series	Prospectus	• • •	015

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate

016	• • •	Prospectus	RS Investment Quality Bond VIP Series

likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. RS Investments monitors aggregate cash flows between the Series and the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicates that excessive short-term trading may be taking place through a particular separate account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. The Series intends to apply any restrictions uniformly to all excessive trading activity.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

RS Investment Quality Bond VIP Series	Prospectus	• • •	017

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

018	• • •	Prospectus	RS Investment Quality Bond VIP Series

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Investment Quality Bond VIP Series	Prospectus	• • •	019

Financial Highlights

RS Investment Quality Bond VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for the year ended December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com/public/products/prospectus.aspx.

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of period	$11.32	$11.95	$11.78		$11.82		$12.11

Net investment income	0.50	0.61	0.53		0.52		0.50
Net realized and unrealized gain/(loss)	0.78	(0.56)	0.20		(0.03)		(0.21)
Total from Investment Operations	1.28	0.05	0.73		0.49		0.29

Distributions from net investment income	(0.50)	(0.61)	(0.56)	[1]	(0.53)		(0.49)
Distributions from net realized capital gains	(0.08)	(0.07)	—		(0.00)	[2]	(0.09)
Total Distributions	(0.58)	(0.68)	(0.56)		(0.53)		(0.58)

Net asset value, end of period	$12.02	$11.32	$11.95		$11.78		$11.82
Total Return[3]	11.20%	0.47%	6.22%		4.19%		2.35%

Net assets, end of period (thousands)	$559,345	$419,579	$473,404		$386,035		$328,708
Net ratio of expenses to average net assets[4]	0.58%	0.56%	0.59%		0.60%	[5]	0.59%	[5]
Gross ratio of expenses to average net assets	0.58%	0.57%	0.59%		0.60%		0.59%
Net ratio of net investment income to average net assets[4]	4.54%	4.57%	4.79%		4.61%		4.06%
Gross ratio of net investment income to average net assets	4.54%	4.56%	4.79%		4.61%		4.06%
Portfolio turnover rate	153%	186%	145%		130%		169%

Distributions reflect actual per-share amounts distributed for the period.

1	Includes return of capital distribution rounding to $0.00 per share.

2	Rounds to $0.00 per share.

3	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

4	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

5	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.

020	• • •	Prospectus	RS Investment Quality Bond VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2010, as may be revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semi-annual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com/public/products/prospectus.aspx.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics, and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P10112

Filed pursuant to Rule 497(c)
File Nos. 333-135544 and 811-21922

Prospectus

May 1, 2010

RS Variable Products Trust

RS Low Duration Bond VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information

RS Low Duration Bond VIP Series

Investment Objective

A high level of current income consistent with preservation of capital.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.45%	N/A	0.17%	0.62%

Example. This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the operating expenses remain the same as those shown above under “Total Annual Fund Operating Expenses.” The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$63	$199	$346	$774

Portfolio Turnover. The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 335% of the average value of its portfolio. The Series’ portfolio turnover rate reflects, among other things, the effect of the Series’ investments in short-term instruments during periods of significant asset growth over the past year.

Investments, Risks, and Performance

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The Series invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

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The Series’ investment team allocates the Series’ investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another.

Within sector allocations, the Series’ investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, the credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.

The Series tends to have an average duration within a range of one to three years and an average maturity of one and three years. The Series seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

The Series normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Group Baa3, or BBB-, respectively, or higher or, if unrated, that has been determined by the Series’ investment team to be of comparable quality. The Series may invest in lower-rated debt securities, commonly known as “high-yield” securities or “junk bonds”; normally, less than 10% of the Series’ assets will be invested in lower-rated securities.

The Series may also invest up to 10% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Series may invest in without limit so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series also may enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

The Series may invest in loans or other investments that have economic characteristics similar to loans, of any maturity and credit quality. If the Series invests in loans, the Series’ investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Series, which may affect its ability to assess the loans as compared to investors that do receive such information.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

RS Low Duration Bond VIP Series	Prospectus	• • •	03

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Series has experienced portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Agent Insolvency Risk

In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

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Collateral Impairment Risk

The terms of the senior secured corporate loans and corporate debt securities in which a Series may invest require that collateral be maintained to support payment of the obligation. However, the value of the collateral may decline after the Series invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Series. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Series’ access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Series might not receive payments to which it is entitled.

Series Performance

The bar chart below and the table on the next page provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past six calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series is the successor to The Guardian VC Low Duration Bond Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and the table includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianinvestor.com.

Annual Total Return for Class I Shares

(calendar year-end)

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Best Quarter
Third Quarter 2009	2.44%

Worst Quarter
Second Quarter 2004	-1.12%

Average Annual Total Returns

(periods ended 12/31/09)

	1 Year	5 Years	Since Inception (8/28/03)
Class I Shares	6.38%	4.14%	3.55%
Barclays Capital U.S. Government 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	1.41%	4.18%	3.64%

The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. Government bonds with maturities between one and three years.

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Sub-Adviser

Guardian Investor Services LLC

Investment Team

Howard W. Chin, Co-Portfolio Manager, has managed the Series since 2003. Robert J. Crimmins, Jr., Co-Portfolio Manager, has managed the Series since 2004.

Tax Information

The Series normally distributes its net investment income and net realized capital gains, if any, to the Series’ shareholders, including The Guardian Insurance & Annuity Company, Inc. These distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s Web site for more information.

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Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the ”Trust”) may change the investment objective and policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Agent Insolvency Risk

In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Collateral Impairment Risk

The terms of the senior secured corporate loans and corporate debt securities in which a Series may invest require that collateral be maintained to support payment of the obligation. However, the value of the collateral may decline after the Series invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Series. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Series’ access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Series might not receive payments to which it is entitled.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less

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sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Series may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of

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derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See “Investments and Risks” in the Statement of Additional Information for more information.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in “Investments and Risks” in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when GIS would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been

RS Low Duration Bond VIP Series	Prospectus	• • •	09

able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/ asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. Such sales may result in the realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

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Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Credit Derivatives

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information.

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

RS Low Duration Bond VIP Series	Prospectus	• • •	011

Both types of transactions create leverage. Whenever the Series enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose value equals or exceeds the amount of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If GIS misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If GIS determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Loan Prepayment Risk

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, which may require the Series to reinvest in lower-yielding securities. This may adversely affect the Series’ net asset value. However, when loans are trading below par value, prepayments may benefit the Series.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if GIS misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

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Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for GIS to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by GIS in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in debt securities may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

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Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. If the Series experiences a decline in average net assets due to market volatility or other factors, the Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $13.9 billion in assets as of December 31, 2009 GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Subject to such policies as the Trustees may determine, GIS provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2009, the aggregate advisory fee paid to RS Investments by the Series was 0.45% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Investment Team Biographical Information

Howard W. Chin has been a co-portfolio manager of the Series since 2003.* Howard is also a co-portfolio manager of the RS Investment Quality Bond VIP Series, another Series of the Trust. Howard has been a

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managing director at Guardian Life since 1997. He also manages part of the fixed-income assets at Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, he spent four years as a strategist at Goldman Sachs & Company. Howard earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr., has been a co-portfolio manager of the Series since 2004.* He is also a co-portfolio manager of the RS Investment Quality Bond VIP Series, another Series of the Trust. Robert has been a managing director of Guardian Life since 2004. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that, he was an assistant vice president of fixed income investments at Guardian Life. Robert holds a B.A. in Finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	determined by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities

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attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC. (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

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Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. RS Investments monitors aggregate cash flows between the Series and the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicates that excessive short-term trading may be taking place through a particular separate account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. The Series intends to apply any restrictions uniformly to all excessive trading activity.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

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Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

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Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at the meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS Low Duration Bond VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for the year ended December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com/public/products/prospectus.aspx.

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of period	$9.94	$9.91	$9.82	$9.81		$9.97

Net investment income	0.27	0.32	0.45	0.38		0.28
Net realized and unrealized gain/(loss)	0.37	0.03	0.09	0.01		(0.16)
Total from Investment Operations	0.64	0.35	0.54	0.39		0.12

Distributions from net investment income	(0.27)	(0.32)	(0.45)	(0.38)		(0.28)
Distributions from net realized capital gains	—	—	—	—		—
Total Distributions	(0.27)	(0.32)	(0.45)	(0.38)		(0.28)

Net asset value, end of period	$10.31	$9.94	$9.91	$9.82		$9.81
Total Return[1]	6.38%	3.56%	5.48%	4.07%		1.25%
Net assets, end of period (thousands)	$70,272	$33,679	$26,935	$27,969		$27,378
Net ratio of expenses to average net assets[2]	0.62%	0.68%	0.70%	0.71%	[3]	0.79%
Gross ratio of expenses to average net assets	0.62%	0.68%	0.79%	0.72%		0.79%
Net ratio of net investment income to average net assets[2]	3.38%	3.46%	4.38%	3.88%		2.94%
Gross ratio of net investment income to average net assets	3.38%	3.46%	4.29%	3.87%		2.94%
Portfolio turnover rate	335%	136%	69%	78%		109%

Distributions	reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

3	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2010, as may be revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com/public/products/prospectus.aspx.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

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